PRELIMINARY BACKGROUND INFORMATION FOR
                      FLAGSHIP AUTO RECEIVABLES OWNER TRUST
                        ASSET-BACKED NOTES, SERIES 1999-2

               $[117,000,000] [TBD]% Class A-1 Notes, Series 1999-2
               $[60,000,000] [TBD]% Class A-2 Notes, Series 1999-2
               $[43,000,000] [TBD]% Class A-3 Notes, Series 1999-2
               $[30,000,000] [TBD]% Class A-4 Notes, Series 1999-2

The information contained herein (the "Computational Materials") is provided by Prudential Securities Incorporated ("PSI") based on information regarding the collateral pool provided by Flagship Credit Corporation. No representation is made by PSI as to the appropriateness, usefulness, accuracy or completeness of these materials or the assumptions on which they are based. These Computational Materials are preliminary and will be superseded by any subsequent computational materials and the prospectus.

All information and assumptions contained herein reflect PSI's assumptions as of this date and are subject to change. The actual characteristics and performance of the collateral will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials.

This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Any such offer, or solicitation of an offer, to buy or sell any security would be made pursuant to a prospectus which will contain material information not contained in these materials. Such prospectus will contain all material information in respect of any such security offered thereby and any decision to invest in such securities should be made solely in reliance upon such prospectus. Any capitalized terms used but not defined herein are to be read in conjunction with such prospectus. PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant, and tax advisor.

PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in the securities, commodities or derivative instruments thereon referred to here and may as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute an offer to buy or a solicitation of an offer to sell or buy securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments will be confined without the purchaser having received the prospectus with such confirmation.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOU PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

                Preliminary Marketing and Computational Materials
                      Flagship Auto Receivables Owner Trust
                        Asset-Backed Notes, Series 1999-2

                               PRICING INFORMATION
                               -------------------

                            Class A-1               Class A-2                   Class A-3            Class A-4
                            ---------               ---------                   ---------            ---------
Approximate
Face Amount:                $[117,000,000]          $[60,000,000]               $[43,000,000]        $[30,000,000]

Expected Ratings
(S&P/Moody's/Duff):         [AAA/Aaa/AAA]           [AAA/Aaa/AAA]               [AAA/Aaa/AAA]        [AAA/Aaa/AAA]

Coupon:                     [TBD]                   [TBD]                       [TBD]                [TBD]

Approximate
Price:                      [TBD]                   [TBD]                       [TBD]                [TBD]

Yield:                      [TBD]                   [TBD]                       [TBD]                [TBD]

Spread:                     [TBD] bps               [TBD] bps                   [TBD] bps            [TBD] bps

Exp. Avg Life
to Call:                    [0.7] yrs               [2.0] yrs                   [3.0] yrs            [3.6] yrs

Exp. Avg Life
to Maturity:                [0.7] yrs               [2.0] yrs                   [3.0] yrs            [4.1] yrs

Expected 1st
Principal Pmt Date:         [12/20/1999]            [5/18/2001]                 [6/18/2002]          [6/18/2003]

Exp. Maturity to Call:      [5/18/2001]             [6/18/2002]                 [6/18/2003]          [7/18/2003]

Exp. Maturity:              [5/18/2001]             [6/18/2002]                 [6/18/2003]          [9/18/2004]

Stated Maturity:            [11/18/2002]            [1/18/2004]                 [11/18/2004]         [3/18/2006]

Pricing Speed:              1.5% ABS                1.5% ABS                    1.5% ABS             1.5% ABS

Pricing Date:               [TBD]                   [TBD]                       [TBD]                [TBD]

Expected
Settle Date:                [November 23, 1999]     [November 23, 1999]         [November 23, 1999]  [November 23, 1999]

Cut-Off Date
(Opening of Business):      [November 1, 1999]      [November 1, 1999]          [November 1, 1999]   [November 1, 1999]

Dated Date:                 [November 23, 1999]     [November 23, 1999]         [November 23, 1999]  [November 23, 1999]

Pmt Delay:                  [0] days                [0] days                    [0] days             [0] days

Interest Pmt:               [30/360]                [30/360]                    [30/360]             [30/360]

Pmt Terms:                  Monthly                 Monthly                     Monthly              Monthly

1st Interest
Payment Date:               12/20/99                12/20/99                    12/20/99             12/20/99

Distribution:               Public                  Public                      Public               Public
                            Offering                Offering                    Offering             Offering

Settlement:                 Book Entry              Book Entry                  Book Entry           Book Entry
                             (DTC)                   (DTC)                       (DTC)                (DTC)

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOU PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

                Preliminary Marketing and Computational Materials
                      Flagship Auto Receivables Owner Trust
                        Asset-Backed Notes, Series 1999-2

ERISA Eligibility:          Yes                     Yes                         Yes                  Yes

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOU PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

                Preliminary Marketing and Computational Materials
                      Flagship Auto Receivables Owner Trust
                        Asset-Backed Notes, Series 1999-2

Company Overview

Flagship Credit Corporation ("Flagship")

      Flagship Credit Corporation ("Flagship") is an auto finance company focusing on the non-prime sector of the market. As of June 30, 1999, Flagship had total assets of approximately $684 million, stockholders equity of approximately $63.9 million and net income of approximately $790 thousand (pro forma unaudited) for the six months then ended.

      Flagship is an indirect wholly owned subsidiary of Copelco Financial Services Group, Inc. ("Copelco"). As of June 30, 1999, Copelco had total assets of approximately $4,891 million, stockholders equity of approximately $334 million and net income of approximately $16 million (unaudited) for the six months then ended.

      Flagship was formed in June 1999 as a result of a merger to combine Copelco's two auto finance subsidiaries, Franklin Acceptance Corporation and ProCredit, Inc., under a single corporate umbrella. Flagship (including its predecessor companies) has been in the auto finance business since 1957. On a cumulative basis, Flagship and its predecessors have originated approximately $2 billion in auto loans.

      In July 1997 (in the case of ProCredit) and early 1998 (in the case of Franklin), Flagship's predecessors took various actions designed to improve the credit quality of the loans originated by the respective companies. As a result of these efforts, the average credit bureau FICO score of the obligors for which Flagship or its predecessors have originated loans has risen from an average of 593 for originations during January 1998 to the current level of 644 for originations during September 1999.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOU PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

                Preliminary Marketing and Computational Materials
                      Flagship Auto Receivables Owner Trust
                        Asset-Backed Notes, Series 1999-2

Historical Delinquency Information. Delinquency information for Flagship Credit Corporation is set forth below.

                         At December 30, 1998       At March 31, 1999             At June 30, 1999        At September 30, 1999
                         --------------------       -----------------             ----------------        ---------------------

                               Dollars   Percent          Dollars   Percent           Dollars   Percent          Dollars    Percent
                               -------   -------          -------   -------           -------   -------          -------    -------
Principal Outstanding  $205,874,100.08   100.00%  $283,525,482.35   100.00%   $403,378,727.76   100.00%  $494,833,712.90    100.00%
31-59 Days                3,167,028.59     1.54%     4,132,767.43     1.46%      8,997,069.21     2.23%    13,244,779.13      2.68%
60-89 Days                  894,287.11     0.43%       960,713.14     0.34%      1,626,818.51     0.40%     3,421,821.17      0.69%
90 Days and Over            599,529.10     0.29%       716,633.81     0.25%        707,008.54     0.18%     1,781,878.46      0.36%
                       ---------------   ------   ---------------   ------    ---------------   ------   ---------------    ------
  Total Delinquencies  $  4,660,844.80     2.26%  $  5,810,114.38     2.05%   $ 11,330,896.26     2.81%  $ 18,448,478.76      3.73%

The chart set forth above reflects the portfolio of loans that were originated after Flagship (or its predecessors) repositioned itself from a "sub-prime" lender to a "non-prime" lender. The dollar amount of delinquencies does not include vehicles in repossession that have been charged-off.

Historical Credit Loss Experience. Credit Loss information for loans that are owned and serviced by Flagship Credit Corporation is set forth below.

                                  Fiscal Year Ended                 Three Month Periods Ended
                                  ------------------   ------------------------------------------------------

                                  December 31, 1998    March 31, 1999    June 30, 1999    September 30, 1999
                                  -----------------    --------------    -------------    ------------------
Average Principal Balance (1)          $105,371,033      $252,463,079     $363,594,884          $466,346,168
Gross Charge-Offs (2)                     2,207,395         1,499,984        1,495,829             2,880,746
Recoveries (3)                              133,929           236,154          169,674               162,094
                                       ------------      ------------     ------------          ------------
Net Charge-Offs                           2,073,466         1,263,830        1,326,155             2,718,652
Net Charge-Offs as Percent of
  Average Principal Balance (4)               1.97%             2.00%            1.46%                 2.33%

The chart set forth above reflects the portfolio of loans that were originated after Flagship (or its predecessors) repositioned itself from a "sub-prime" lender to a "non-prime" lender.

(1) Average Principal Balance represents the average of the month-end balances during the period.

(2) Gross Charge-Offs represent the outstanding principal balance at the time of charge off less the estimated net sales proceeds from the sale of the related vehicles.

(3) Recoveries represent the difference between estimated sales proceeds and actual proceeds of the related vehicles.

(4) Net Charge-Offs as a Percent of Average Principal Balance is annualized based on four three-month quarters.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOU PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

                Preliminary Marketing and Computational Materials
                      Flagship Auto Receivables Owner Trust
                        Asset-Backed Notes, Series 1999-2

Title of Securities:            Flagship Auto Receivables Owner Trust 1999-2,
                                Asset-Backed Notes, Series 1999-2, Class A-1
                                Notes, Class A-2 Notes, Class A-3 Notes and
                                Class A-4 Notes (collectively, the "Notes").

Securities Offered:             $[117,000,000], [TBD]% Class A-1 Notes;
                                $[60,000,000], [TBD]% Class A-2 Notes;
                                $[43,000,000], [TBD]% Class A-3 Notes;
                                $[30,000,000], [TBD]% Class A-4 Notes.

Distribution and Form:          The Notes are being publicly offered. The Notes
                                will be available in Book Entry Form through DTC, Euroclear or CEDEL.

Minimum Denomination:           $1,000 and increments of $1,000.

Structure:                      The Notes will be time-tranched and insured by
                                MBIA.

Collateral:                     The Transaction is collateralized by, among
                                other things, a pool of consumer automobile installment sales contracts (the "Auto Loans"), including the principal and interest payments received thereon after the Cut-off Date, and rights in and to the Collection Account and any other bank accounts opened by the Issuer (each, an "Account"). Approximately $[270,270,270.27] of collateral, as of the Cut-off Date, will be deposited at closing and support the Notes (the
                                "Initial Collateral Balance").

Issuer:                         Flagship Auto Receivables Owner Trust 1999-2

Seller: Flagship Auto Loan Funding LLC 1999-2, a bankruptcy-remote, special purpose, limited liability company wholly-owned by Flagship Credit Corporation.

Originator/Servicer:            Flagship Credit Corporation ("Flagship")

Servicing Fee:                  200 bps

Bond Insurer:                   MBIA Insurance Corporation ("MBIA" or the
                                "Insurer")

Sole Manager:                   Prudential Securities

Indenture Trustee:              Harris Trust and Savings Bank (the "Trustee")

Owner Trustee:                  First Union National Bank

Cut-Off Date:                   Close of Business on October 31, 1999

Expected Pricing:               [TBD]

Expected Closing Date:          [November 23, 1999]

Determination Date:             The 5th Business Day immediately preceding such
                                Payment Date.

Payment Date:                   The 18th day of each month (or if any such date
                                is not a business day, on the first business day thereafter), commencing on [December 20, 1999].

Expected Ratings:               The Notes will be rated AAA, Aaa and AAA by
                                Standard and Poor's, Moody's and Duff & Phelps, respectively.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOU PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

                Preliminary Marketing and Computational Materials
                      Flagship Auto Receivables Owner Trust
                        Asset-Backed Notes, Series 1999-2

Flow of Funds:                  On each Payment Date, provided that an Event of
                                Default is not in effect, distributions will be made by the Trustee according to the following priority from Available Funds and amounts withdrawn from the Spread Account and any other
                                Accounts as specified by the indenture:

                                (i) To the Trustee and Collateral Agent, the Trustee and Collateral Agent Fee and other amounts due to the Trustee and Collateral Agent (other than fees) subject to a maximum expense cap;

                                (ii)  To the Servicer, the Servicing Fee;

                                (iii) To the Noteholders, the Interest Payment
                                      Amount on a pro-rata basis;

                                (iv)  To the Insurer, the Insurer Premium;

                                (v)   To the Noteholders, the Noteholders'
                                      Principal Payment Amount paid to Class
                                      A-1, Class A-2, Class A-3 and Class A-4 on a sequential basis;

                                (vi) To any successor servicer, the Trustee and MBIA, any reasonable and nonrecurring fees and expenses related to the transfer of servicing and the appointment of a successor servicer subject to a maximum expense cap;

                                (vii) To the Insurer, any Reimbursement Amounts;

                               (viii) To the Spread Account, the amount
                                      necessary to maintain the Requisite Spread
                                      Account Amount;

                                (ix)  To the Noteholders, the Additional
                                      Noteholders' Principal Payment Amount;

                                (x)   Re-liening Expenses;

                                (xi)  To the Trustee, Collateral Agent, any
                                      successor servicer, and MBIA, any items
                                      not paid under clause (i) or (iv) above;

                                (xii) To the Seller, the remaining amount, if
                                      any, of Available Funds.

                                In addition, any funds in the Spread Account in excess of the required amount will be paid to the Notes, sequentially, to further reduce the principal balance of the Notes to the Notes Target Amount.

Available Funds:                For any Payment Date, the following amounts
                                related to the preceding Collection Period will be available for distribution:

                                (i) All principal and interest payments on the Auto Loans;

                                (ii)  Recoveries or other amounts related to
                                      Charged-off Auto Loans;

                                (iii) Investment earnings on funds deposited in
                                      the Accounts;

                                (iv) The amount paid for each Auto Loan that was repurchased by the Originator or the Servicer.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOU PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

                Preliminary Marketing and Computational Materials
                      Flagship Auto Receivables Owner Trust
                        Asset-Backed Notes, Series 1999-2

Interest Payment Amount:        The Notes will bear interest at a fixed rate per
                                annum, calculated on a 30/360 basis, and with respect to the first Payment Date, shall accrue from and including the Closing Date to but excluding, such Payment Date.

Principal Payments:             Principal of the notes will be payable on each
                                Payment Date in an amount equal to the sum of
                                (i) the Noteholders' Principal Payment Amount,
                                (ii) the Additional Noteholders' Principal
                                Payment Amount and (iii) the Released Funds
                                Principal Payment Amount.

Noteholders' Principal
Payment Amount:                 With respect to any Payment Date, the lesser of
                                (a) one hundred percent (100%) of the Principal
                                Payment Amount for such Payment Date or (b) an amount necessary to reduce the aggregate principal amount of the notes to the Notes
                                Target Amount for such Payment Date.
                                Notwithstanding the foregoing, all outstanding principal and interest with respect to a class of notes will be payable in full on the Final
                                Scheduled Maturity Date for such class of notes.

Notes Target Amount:            With respect to any Payment Date, the product of
                                the Notes Target Percentage and the outstanding
                                Collateral Balance.

Notes Target Percentage:        (i) 89% if the Level I Portfolio Performance
                                Indicator is not triggered or (ii) 82% if the Level I Portfolio Performance Indicator is triggered and has not been cured; provided that if an Insurance Agreement Indicator is triggered, the Notes Target Percentage shall equal 0%.

Principal Payment Amount:       With respect to any Payment Date, the sum of (i)
                                collections on Auto Loans (other than
                                Charged-off Auto Loans) allocable to principal including full and partial prepayments; (ii) the principal amount paid to repurchase an Auto
                                Loan; and (iii) the principal balance of each Auto Loan that first became a Charged-off Auto
                                Loan during the preceding Collection Period provided that any Charged-off Auto Loan replaced by a Substitute Auto Loan shall not be counted in this clause (iii); and (iv) the aggregate amount of Cram Down Losses with respect to the Auto Loans that have occurred during the preceding Collection Period.

Additional Noteholders'
Principal Payment Amount:       With respect to any Payment Date, the lesser of
                                (i) the amount necessary to reduce the
                                outstanding principal amount of the Notes to the Notes Target Amount (after payment of (i) through (v) in "Flow of Funds") and (ii) the amount of Available Funds remaining after payment of (i) through (viii) in "Flow of Funds" for such Payment Date.

Released Funds Principal
Payment Amount:                 For any Payment Date, the lesser of (a) the
                                amount by which the funds in the Spread Account
                                (after giving effect to all payments and withdrawals on that payment date) exceed the Requisite Spread Account Amount and (b) the amount necessary (after giving effect to the Noteholders' Principal Payment Amount and the
                                Additional Noteholders' Principal Payment Amount on that date) to reduce the aggregate principal amount of the notes to the Notes Target Amount.

Charged-off Auto Loan:          With respect to any Collection Period, an Auto
                                Loan (i) that has been charged-off in accordance with the Servicer's credit and collection policies, (ii) for which 90% or more of any scheduled payment on such Auto Loan is 123 days or more delinquent as of the end of such Collection Period, (iii) for which the related vehicle has been repossessed and sold or (iv) that is deemed uncollectible by the Servicer.

Cram Down Losses:               If, during an insolvency proceeding, a court
                                issued an order which reduces the amount owed on an Auto Loan, a Cram Down Loss is the amount equal to such reduction in principal balance.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOU PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

                Preliminary Marketing and Computational Materials
                      Flagship Auto Receivables Owner Trust
                        Asset-Backed Notes, Series 1999-2

Level I Portfolio
Performance Indicator:          Means the violation of a Level I Delinquency
                                Test, Net Loss Test or Cumulative Net Loss Test.

Insurance Agreement
Indicator:                      Means the violation of the Level II Delinquency
                                Test, Net Loss Test or Cumulative Net Loss Test or the occurrence of other events specified in the Insurance Agreement.

Level I Delinquency Test:       Means the 4-month average Delinquency Ratio is
                                less than 6.65%.

Level I Net Loss Test:          Means the 4-month average Net Loss Rate is less
                                than 8.0%.

Level I Cumulative Net
Loss Test:                      Means the Cumulative Net Loss Rate is less than
                                the following:

                                                         Cumulative
                                Collection Period        Net Loss Rate
                                -----------------        -------------
                                6-8                      1.35%
                                9-11                     1.70%
                                12-14                    3.05%
                                15-17                    4.40%
                                18-20                    5.60%
                                21-23                    6.60%
                                24-26                    7.50%
                                27-29                    8.30%
                                30-32                    8.90%
                                33-                      9.30%

Level II Delinquency
Test: Means the 4-month average Delinquency Ratio is less than or equal to 8.08%.

Level II Net Loss Test:         Means the 4-month average Net Loss Rate is less
                                than or equal to 10.0%.

Level II Cumulative Net
Loss Test:                      Means the Cumulative Net Loss Rate is less than
                                or equal to the following:

                                                          Cumulative
                                Collection Period         Net Loss Rate
                                -----------------         -------------
                                6-8                       1.75%
                                9-11                      2.40%
                                12-14                     3.70%
                                15-17                     5.35%
                                18-20                     6.85%
                                21-23                     8.05%
                                24-26                     9.15%
                                27-29                     10.05%
                                30-32                     10.75%
                                33-                       11.30%

Delinquency Ratio:              With respect to any Determination Date, means
                                the outstanding principal balance of loans > 31 days or more contractually delinquent as of the end of the preceding Collection Period (other than Charged-off Auto Loans and, from and after the 25th Collection Period, Auto Loans for which the related Obligor has paid during the preceding six Collection Periods on the aggregate amount not less than the sum of six monthly payments divided by the outstanding portfolio balance on the last day of the preceding Collection Period.

Net Loss Rate:                  With respect to any Determination Date twelve
                                times net losses related to the preceding
                                Collection Period divided by the outstanding portfolio balance on the last day of the preceding Collection Period.

Cumulative Net Loss Rate:       With respect to any Determination Date, means
                                the quotient of the aggregate amount of net losses with respect to the Auto Loans in the collateral pool since the closing date, divided by the Initial Collateral Balance.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOU PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

                Preliminary Marketing and Computational Materials
                      Flagship Auto Receivables Owner Trust
                        Asset-Backed Notes, Series 1999-2

Credit Enhancement:             Subordination, Spread Account, Note Insurance
                                Policy

Subordination:                  The Issuer's first-loss piece is subordinate to
                                the Notes. Initially, the Issuer's first-loss piece shall equal 7.5% of the Initial Collateral
                                Balance.

Spread Account:                 If, on any Payment Date, the Available Funds are
                                insufficient to pay interest and interest due on the Notes for any Payment Date (and any other item included in "Flow of Funds," (i) through
                                (vi)), amounts on deposit in the Spread Account will be available to make up any such shortfall.
                                The Spread Account will be funded at Closing in an amount equal to 3% of the Initial Collateral
                                Balance. The Requisite Spread Account Amount will be the greater of (1) the lesser of (a) 3% of the Initial Collateral Balance and (b) 5% of the outstanding Collateral Balance (the
                                "Requisite Spread Account Amount"), and (2) the
                                Floor Amount. The Spread Account will receive additional funds in accordance with the "Flow of Funds" if needed to maintain the Requisite
                                Spread Account Amount. Amounts on deposit in the Spread Account which are in excess of the Requisite Spread Account Amount will be paid to the Notes, sequentially, to further reduce the principal balance of the Notes to the Notes
                                Target Amount and then will be released to the Seller.

                                The "Floor Amount" is equal to the greater of
                                (i) 1% of the Initial Collateral Balance and
                                (ii) the amount such that the sum of (a) the amount on deposit in the Spread Account and (b) the Overcollateralization Amount is greater than 2% of the Initial Collateral Balance.

                                The "Overcollateralization Amount" is the difference between the outstanding Collateral Balance as of the end of the preceding Collection Period and the outstanding principal balance of the Notes.

Note Insurance Policy:          MBIA will insure the payment of timely interest
                                and ultimate principal of the Notes.

Substitutions:                  Flagship will have the option to substitute Auto
                                Loans for Charged-Off Auto Loans provided that
                                Substitute Auto Loans must in the aggregate (i) be at least equal in outstanding principal balance and at least equal in terms of credit quality to the Auto Loans being replaced; (ii) not have final scheduled maturity dates later than the final scheduled maturity dates of the Auto Loans being replaced; (iii) be eligible
                                Auto Loans (as specified in the transaction documents); (iv) satisfy all of the representations and warranties contained in the Sales and Servicing Agreement; (v) never have been more than thirty-one (31) days delinquent, and (vi) have APR's at least equal to or greater than the APR's of the Auto Loans being replaced.
                                Substitutions for Charged-off Auto Loans shall not exceed 10% of the Initial Collateral
                                Balance. All Charged-off Auto Loans will be used in calculating performance triggers even when removed from the pool.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOU PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

                Preliminary Marketing and Computational Materials
                      Flagship Auto Receivables Owner Trust
                        Asset-Backed Notes, Series 1999-2

Optional Redemption
(Full Redemption):              The Notes may be redeemed by the issuer, in
                                whole but not in part, at par plus accrued interest on any Payment Date on which the outstanding principal amount of the Notes is less than or equal to 10% of the Initial Bond
                                Balance.

Tax Status:                     The Notes will be characterized as debt for
                                federal income tax purposes. Please see the Prospectus for a full description of the tax characterization of the Notes.

ERISA Eligible:                 Subject to the restrictions and considerations
                                discussed under "ERISA Considerations," the notes will be eligible for purchase by employee benefit plans. An investor that is, or is acting on behalf of, an employee benefit plan subject to ERISA or Section 4975 of the Code will be deemed to represent and warrant that its investment in the notes, as applicable, will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code.

Further                         Banking: Robert Schwartz (212-778-4638), Shelby
Information:                    Carvalho (212-778-4127), Caroline Owen
                                (212-778-8038)
                                Trading: Greg Richter or Rob Karr (212-778-2741)
                                FSG: Lina Hsu (212-778-1451), Matt De Angelis
                                (212-778-2458) Wendy Liu (212-778-4876)

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOU PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

                Preliminary Marketing and Computational Materials
                      Flagship Auto Receivables Owner Trust
                        Asset-Backed Notes, Series 1999-2

                                          CLASS A1                                                CLASS A2
                            0.00%  1.00%   1.30%    1.50%   1.70%       2.00%     0.00%    1.00%   1.30%    1.50%   1.70%     2.00%
Payment Date
-----------------------------------------------------------------------------     ------------------------------------------------
Closing Date                 100    100     100      100     100         100       100      100     100      100     100       100
November 18, 2000             62     40      33       28      23          16       100      100     100      100     100       100
November 18, 2001             27      0       0        0       0           0       100       84      62       47      32         9
November 18, 2002              0      0       0        0       0           0        75        1       0        0       0         0
November 18, 2003              0      0       0        0       0           0         0        0       0        0       0         0
November 18, 2004              0      0       0        0       0           0         0        0       0        0       0         0
November 18, 2005              0      0       0        0       0           0         0        0       0        0       0         0

Weighted Avg Life            1.4    0.9     0.8      0.7     0.7         0.6       3.3      2.4     2.2      2.0     1.9       1.7

                                          CLASS A3                                                CLASS A4
                            0.00%  1.00%   1.30%    1.50%   1.70%       2.00%     0.00%    1.00%   1.30%    1.50%   1.70%     2.00%
Payment Date
-----------------------------------------------------------------------------     ------------------------------------------------
Closing Date                 100    100     100      100     100         100       100      100     100      100     100       100
November 18, 2000            100    100     100      100     100         100       100      100     100      100     100       100
November 18, 2001            100    100     100      100     100         100       100      100     100      100     100       100
November 18, 2002            100    100      69       47      24           0       100      100     100      100     100        85
November 18, 2003             84      7       0        0       0           0       100      100       0        0       0         0
November 18, 2004              0      0       0        0       0           0         0        0       0        0       0         0
November 18, 2005              0      0       0        0       0           0         0        0       0        0       0         0

Weighted Avg Life            4.3    3.5     3.2      3.0     2.8         2.5       4.8      4.2     4.0      3.6     3.4       3.1

Note: Decrement tables and weighted average lives run to call.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOU PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

                Preliminary Marketing and Computational Materials
                      Flagship Auto Receivables Owner Trust
                        Asset-Backed Notes, Series 1999-2

BOND A1 AAA/Aaa CLASS

*** TO CALL ***

 CURRENT BALANCE: $117,000,000.00                                                 DATED DATE: 11/23/99
                                                                               FIRST PAYMENT: 12/18/99
ORIGINAL BALANCE: $117,000,000.00                BOND A1 BE-YIELD TABLE     YIELD TABLE DATE: 11/23/99
                                                      PREPAYMENT SPEED

                    1.5%       0.00%       1.00%       1.30%       1.70%       2.00%
     PRICE           ABS         ABS         ABS         ABS         ABS         ABS
     99-24         6.767       6.590       6.700       6.739       6.795       6.839
     99-24+        6.743       6.577       6.680       6.717       6.769       6.810
     99-25         6.719       6.564       6.661       6.695       6.744       6.782
     99-25+        6.696       6.552       6.641       6.673       6.719       6.754
     99-26         6.672       6.539       6.622       6.651       6.693       6.726
     99-26+        6.648       6.527       6.602       6.630       6.668       6.698
     99-27         6.625       6.514       6.583       6.608       6.642       6.670
     99-27+        6.601       6.501       6.564       6.586       6.617       6.641

     99-28         6.578       6.489       6.544       6.564       6.592       6.613
     99-28+        6.554       6.476       6.525       6.542       6.566       6.585
     99-29         6.530       6.464       6.505       6.520       6.541       6.557
     99-29+        6.507       6.451       6.486       6.498       6.515       6.529
     99-30         6.483       6.439       6.466       6.476       6.490       6.501
     99-30+        6.459       6.426       6.447       6.454       6.465       6.473
     99-31         6.436       6.414       6.427       6.432       6.439       6.445
     99-31+        6.412       6.401       6.408       6.411       6.414       6.417

    100-00         6.389       6.389       6.389       6.389       6.389       6.389
    100-00+        6.365       6.376       6.369       6.367       6.363       6.361
    100-01         6.342       6.363       6.350       6.345       6.338       6.333
    100-01+        6.318       6.351       6.330       6.323       6.313       6.305
    100-02         6.294       6.338       6.311       6.301       6.287       6.277
    100-02+        6.271       6.326       6.292       6.279       6.262       6.249
    100-03         6.247       6.313       6.272       6.258       6.237       6.221
    100-03+        6.224       6.301       6.253       6.236       6.212       6.193

    100-04         6.200       6.288       6.234       6.214       6.186       6.165
    100-04+        6.177       6.276       6.214       6.192       6.161       6.137
    100-05         6.153       6.263       6.195       6.170       6.136       6.109
    100-05+        6.130       6.251       6.176       6.149       6.111       6.081
    100-06         6.106       6.238       6.156       6.127       6.085       6.053
    100-06+        6.083       6.226       6.137       6.105       6.060       6.025
    100-07         6.059       6.213       6.118       6.083       6.035       5.997
    100-07+        6.036       6.201       6.098       6.062       6.010       5.969

First Payment      0.069       0.069       0.069       0.069       0.069       0.069
Average Life       0.703       1.359       0.860       0.761       0.653       0.588
Last Payment       1.486       2.736       1.819       1.653       1.403       1.236
Mod.Dur. @ 100-00  0.663       1.247       0.805       0.715       0.617       0.557

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOU PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

                Preliminary Marketing and Computational Materials
                      Flagship Auto Receivables Owner Trust
                        Asset-Backed Notes, Series 1999-2

BOND A2 AAA/Aaa CLASS

*** TO CALL ***

 CURRENT BALANCE: $60,000,000.00                                                   DATED DATE: 11/23/99
                                                                                FIRST PAYMENT: 12/18/99
ORIGINAL BALANCE: $60,000,000.00                 BOND A2 BE-YIELD TABLE      YIELD TABLE DATE: 11/23/99
                                                      PREPAYMENT SPEED

                    1.5%       0.00%       1.00%       1.30%       1.70%       2.00%
     PRICE           ABS         ABS         ABS         ABS         ABS         ABS
     99-24         6.793       6.742       6.771       6.783       6.803       6.819
     99-24+        6.784       6.737       6.764       6.775       6.794       6.809
     99-25         6.776       6.731       6.756       6.767       6.784       6.798
     99-25+        6.767       6.726       6.749       6.759       6.775       6.788
     99-26         6.758       6.721       6.742       6.751       6.766       6.778
     99-26+        6.750       6.715       6.735       6.743       6.757       6.768
     99-27         6.741       6.710       6.727       6.735       6.748       6.758
     99-27+        6.733       6.704       6.720       6.727       6.738       6.747

     99-28         6.724       6.699       6.713       6.719       6.729       6.737
     99-28+        6.716       6.693       6.706       6.711       6.720       6.727
     99-29         6.707       6.688       6.699       6.703       6.711       6.717
     99-29+        6.698       6.683       6.692       6.695       6.702       6.707
     99-30         6.690       6.677       6.684       6.687       6.692       6.696
     99-30+        6.681       6.672       6.677       6.679       6.683       6.686
     99-31         6.673       6.666       6.670       6.672       6.674       6.676
     99-31+        6.664       6.661       6.663       6.664       6.665       6.666

    100-00         6.656       6.656       6.656       6.656       6.656       6.656
    100-00+        6.647       6.650       6.648       6.648       6.646       6.645
    100-01         6.638       6.645       6.641       6.640       6.637       6.635
    100-01+        6.630       6.639       6.634       6.632       6.628       6.625
    100-02         6.621       6.634       6.627       6.624       6.619       6.615
    100-02+        6.613       6.628       6.620       6.616       6.610       6.605
    100-03         6.604       6.623       6.612       6.608       6.600       6.595
    100-03+        6.596       6.618       6.605       6.600       6.591       6.584

    100-04         6.587       6.612       6.598       6.592       6.582       6.574
    100-04+        6.579       6.607       6.591       6.584       6.573       6.564
    100-05         6.570       6.601       6.584       6.576       6.564       6.554
    100-05+        6.562       6.596       6.577       6.568       6.555       6.544
    100-06         6.553       6.591       6.569       6.560       6.545       6.534
    100-06+        6.544       6.585       6.562       6.552       6.536       6.523
    100-07         6.536       6.580       6.555       6.544       6.527       6.513
    100-07+        6.527       6.574       6.548       6.536       6.518       6.503

First Payment      1.486       2.736       1.819       1.653       1.403       1.236
Average Life       2.010       3.313       2.426       2.168       1.864       1.671
Last Payment       2.569       3.903       3.069       2.736       2.403       2.153
Mod.Dur. @ 100-00  1.825       2.887       2.174       1.958       1.701       1.534

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOU PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

                Preliminary Marketing and Computational Materials
                      Flagship Auto Receivables Owner Trust
                        Asset-Backed Notes, Series 1999-2

BOND A3 AAA/Aaa CLASS

*** TO CALL ***

 CURRENT BALANCE: $43,000,000.00                                                  DATED DATE: 11/23/99
                                                                               FIRST PAYMENT: 12/18/99
ORIGINAL BALANCE: $43,000,000.00                 BOND A3 BE-YIELD TABLE     YIELD TABLE DATE: 11/23/99
                                                      PREPAYMENT SPEED

                    1.5%       0.00%       1.00%       1.30%       1.70%       2.00%
     PRICE           ABS         ABS         ABS         ABS         ABS         ABS
     99-24         6.930       6.905       6.917       6.924       6.937       6.948
     99-24+        6.924       6.900       6.912       6.919       6.931       6.941
     99-25         6.918       6.896       6.907       6.913       6.924       6.934
     99-25+        6.912       6.892       6.902       6.908       6.918       6.927
     99-26         6.907       6.887       6.897       6.902       6.911       6.920
     99-26+        6.901       6.883       6.892       6.897       6.905       6.913
     99-27         6.895       6.879       6.887       6.891       6.899       6.906
     99-27+        6.889       6.874       6.881       6.885       6.892       6.899

     99-28         6.883       6.870       6.876       6.880       6.886       6.892
     99-28+        6.877       6.866       6.871       6.874       6.880       6.885
     99-29         6.871       6.861       6.866       6.869       6.873       6.878
     99-29+        6.865       6.857       6.861       6.863       6.867       6.871
     99-30         6.859       6.853       6.856       6.858       6.861       6.864
     99-30+        6.853       6.848       6.851       6.852       6.854       6.857
     99-31         6.847       6.844       6.846       6.847       6.848       6.849
     99-31+        6.841       6.840       6.841       6.841       6.842       6.842

    100-00         6.835       6.835       6.835       6.835       6.835       6.835
    100-00+        6.830       6.831       6.830       6.830       6.829       6.828
    100-01         6.824       6.827       6.825       6.824       6.823       6.821
    100-01+        6.818       6.822       6.820       6.819       6.816       6.814
    100-02         6.812       6.818       6.815       6.813       6.810       6.807
    100-02+        6.806       6.814       6.810       6.808       6.804       6.800
    100-03         6.800       6.810       6.805       6.802       6.797       6.793
    100-03+        6.794       6.805       6.800       6.797       6.791       6.786

    100-04         6.788       6.801       6.795       6.791       6.785       6.779
    100-04+        6.782       6.797       6.790       6.785       6.779       6.772
    100-05         6.776       6.792       6.784       6.780       6.772       6.765
    100-05+        6.770       6.788       6.779       6.774       6.766       6.758
    100-06         6.764       6.784       6.774       6.769       6.760       6.751
    100-06+        6.759       6.779       6.769       6.763       6.753       6.744
    100-07         6.753       6.775       6.764       6.758       6.747       6.737
    100-07+        6.747       6.771       6.759       6.752       6.741       6.730

First Payment      2.569       3.903       3.069       2.736       2.403       2.153
Average Life       3.009       4.303       3.550       3.229       2.795       2.496
Last Payment       3.569       4.736       4.153       3.819       3.319       2.903
Mod.Dur. @ 100-00  2.639       3.622       3.060       2.812       2.469       2.226

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOU PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

                Preliminary Marketing and Computational Materials
                      Flagship Auto Receivables Owner Trust
                        Asset-Backed Notes, Series 1999-2

BOND A4 AAA/Aaa CLASS

*** TO CALL ***

 CURRENT BALANCE: $30,000,000.00                                                  DATED DATE: 11/23/99
                                                                               FIRST PAYMENT: 12/18/99
ORIGINAL BALANCE: $30,000,000.00                 BOND A4 BE-YIELD TABLE     YIELD TABLE DATE: 11/23/99
                                                      PREPAYMENT SPEED

                    1.5%       0.00%       1.00%       1.30%       1.70%       2.00%
     PRICE           ABS         ABS         ABS         ABS         ABS         ABS
     99-24         7.075       7.058       7.065       7.069       7.080       7.089
     99-24+        7.070       7.054       7.061       7.065       7.075       7.083
     99-25         7.065       7.050       7.056       7.060       7.070       7.077
     99-25+        7.060       7.046       7.052       7.055       7.064       7.071
     99-26         7.055       7.042       7.048       7.051       7.059       7.065
     99-26+        7.050       7.038       7.043       7.046       7.054       7.059
     99-27         7.045       7.034       7.039       7.041       7.048       7.053
     99-27+        7.040       7.030       7.034       7.037       7.043       7.048

     99-28         7.035       7.026       7.030       7.032       7.038       7.042
     99-28+        7.030       7.022       7.026       7.027       7.032       7.036
     99-29         7.025       7.018       7.021       7.023       7.027       7.030
     99-29+        7.020       7.015       7.017       7.018       7.022       7.024
     99-30         7.015       7.011       7.012       7.013       7.016       7.018
     99-30+        7.010       7.007       7.008       7.009       7.011       7.012
     99-31         7.005       7.003       7.004       7.004       7.006       7.007
     99-31+        7.000       6.999       6.999       7.000       7.000       7.001

    100-00         6.995       6.995       6.995       6.995       6.995       6.995
    100-00+        6.990       6.991       6.990       6.990       6.990       6.989
    100-01         6.985       6.987       6.986       6.986       6.984       6.983
    100-01+        6.980       6.983       6.982       6.981       6.979       6.977
    100-02         6.975       6.979       6.977       6.976       6.974       6.971
    100-02+        6.970       6.975       6.973       6.972       6.968       6.966
    100-03         6.965       6.971       6.969       6.967       6.963       6.960
    100-03+        6.960       6.967       6.964       6.962       6.958       6.954

    100-04         6.955       6.963       6.960       6.958       6.952       6.948
    100-04+        6.950       6.959       6.955       6.953       6.947       6.942
    100-05         6.945       6.956       6.951       6.948       6.942       6.936
    100-05+        6.940       6.952       6.947       6.944       6.936       6.931
    100-06         6.935       6.948       6.942       6.939       6.931       6.925
    100-06+        6.930       6.944       6.938       6.935       6.926       6.919
    100-07         6.925       6.940       6.933       6.930       6.920       6.913
    100-07+        6.920       6.936       6.929       6.925       6.915       6.907

First Payment      3.569       4.736       4.153       3.819       3.319       2.903
Average Life       3.646       4.813       4.229       3.966       3.395       3.054
Last Payment       3.653       4.819       4.236       3.986       3.403       3.069
Mod.Dur. @ 100-00  3.125       3.970       3.556       3.363       2.934       2.669

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOU PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

                Preliminary Marketing and Computational Materials
                      Flagship Auto Receivables Owner Trust
                        Asset-Backed Notes, Series 1999-2

BOND A1 AAA/Aaa CLASS

*** TO MATURITY ***

CURRENT BALANCE: $117,000,000.00                                                  DATED DATE: 11/23/99
                                                                               FIRST PAYMENT: 12/18/99
ORIGINAL BALANCE: $117,000,000.00                BOND A1 BE-YIELD TABLE     YIELD TABLE DATE: 11/23/99
                                                      PREPAYMENT SPEED

                    1.5%       0.00%       1.00%       1.30%       1.70%       2.00%
     PRICE           ABS         ABS         ABS         ABS         ABS         ABS
     99-24         6.767       6.590       6.700       6.739       6.795       6.839
     99-24+        6.743       6.577       6.680       6.717       6.769       6.810
     99-25         6.719       6.564       6.661       6.695       6.744       6.782
     99-25+        6.696       6.552       6.641       6.673       6.719       6.754
     99-26         6.672       6.539       6.622       6.651       6.693       6.726
     99-26+        6.648       6.527       6.602       6.630       6.668       6.698
     99-27         6.625       6.514       6.583       6.608       6.642       6.670
     99-27+        6.601       6.501       6.564       6.586       6.617       6.641

     99-28         6.578       6.489       6.544       6.564       6.592       6.613
     99-28+        6.554       6.476       6.525       6.542       6.566       6.585
     99-29         6.530       6.464       6.505       6.520       6.541       6.557
     99-29+        6.507       6.451       6.486       6.498       6.515       6.529
     99-30         6.483       6.439       6.466       6.476       6.490       6.501
     99-30+        6.459       6.426       6.447       6.454       6.465       6.473
     99-31         6.436       6.414       6.427       6.432       6.439       6.445
     99-31+        6.412       6.401       6.408       6.411       6.414       6.417

    100-00         6.389       6.389       6.389       6.389       6.389       6.389
    100-00+        6.365       6.376       6.369       6.367       6.363       6.361
    100-01         6.342       6.363       6.350       6.345       6.338       6.333
    100-01+        6.318       6.351       6.330       6.323       6.313       6.305
    100-02         6.294       6.338       6.311       6.301       6.287       6.277
    100-02+        6.271       6.326       6.292       6.279       6.262       6.249
    100-03         6.247       6.313       6.272       6.258       6.237       6.221
    100-03+        6.224       6.301       6.253       6.236       6.212       6.193

    100-04         6.200       6.288       6.234       6.214       6.186       6.165
    100-04+        6.177       6.276       6.214       6.192       6.161       6.137
    100-05         6.153       6.263       6.195       6.170       6.136       6.109
    100-05+        6.130       6.251       6.176       6.149       6.111       6.081
    100-06         6.106       6.238       6.156       6.127       6.085       6.053
    100-06+        6.083       6.226       6.137       6.105       6.060       6.025
    100-07         6.059       6.213       6.118       6.083       6.035       5.997
    100-07+        6.036       6.201       6.098       6.062       6.010       5.969

First Payment      0.069       0.069       0.069       0.069       0.069       0.069
Average Life       0.703       1.359       0.860       0.761       0.653       0.588
Last Payment       1.486       2.736       1.819       1.653       1.403       1.236
Mod.Dur. @ 100-00  0.663       1.247       0.805       0.715       0.617       0.557

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOU PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

                Preliminary Marketing and Computational Materials
                      Flagship Auto Receivables Owner Trust
                        Asset-Backed Notes, Series 1999-2
BOND A2 AAA/Aaa CLASS

*** TO MATURITY ***

 CURRENT BALANCE: $60,000,000.00                                                  DATED DATE: 11/23/99
                                                                               FIRST PAYMENT: 12/18/99
ORIGINAL BALANCE: $60,000,000.00                 BOND A2 BE-YIELD TABLE     YIELD TABLE DATE: 11/23/99
                                                      PREPAYMENT SPEED

                    1.5%       0.00%       1.00%       1.30%       1.70%       2.00%
     PRICE           ABS         ABS         ABS         ABS         ABS         ABS
     99-24         6.793       6.742       6.771       6.783       6.803       6.819
     99-24+        6.784       6.737       6.764       6.775       6.794       6.809
     99-25         6.776       6.731       6.756       6.767       6.784       6.798
     99-25+        6.767       6.726       6.749       6.759       6.775       6.788
     99-26         6.758       6.721       6.742       6.751       6.766       6.778
     99-26+        6.750       6.715       6.735       6.743       6.757       6.768
     99-27         6.741       6.710       6.727       6.735       6.748       6.758
     99-27+        6.733       6.704       6.720       6.727       6.738       6.747

     99-28         6.724       6.699       6.713       6.719       6.729       6.737
     99-28+        6.716       6.693       6.706       6.711       6.720       6.727
     99-29         6.707       6.688       6.699       6.703       6.711       6.717
     99-29+        6.698       6.683       6.692       6.695       6.702       6.707
     99-30         6.690       6.677       6.684       6.687       6.692       6.696
     99-30+        6.681       6.672       6.677       6.679       6.683       6.686
     99-31         6.673       6.666       6.670       6.672       6.674       6.676
     99-31+        6.664       6.661       6.663       6.664       6.665       6.666

    100-00         6.656       6.656       6.656       6.656       6.656       6.656
    100-00+        6.647       6.650       6.648       6.648       6.646       6.645
    100-01         6.638       6.645       6.641       6.640       6.637       6.635
    100-01+        6.630       6.639       6.634       6.632       6.628       6.625
    100-02         6.621       6.634       6.627       6.624       6.619       6.615
    100-02+        6.613       6.628       6.620       6.616       6.610       6.605
    100-03         6.604       6.623       6.612       6.608       6.600       6.595
    100-03+        6.596       6.618       6.605       6.600       6.591       6.584

    100-04         6.587       6.612       6.598       6.592       6.582       6.574
    100-04+        6.579       6.607       6.591       6.584       6.573       6.564
    100-05         6.570       6.601       6.584       6.576       6.564       6.554
    100-05+        6.562       6.596       6.577       6.568       6.555       6.544
    100-06         6.553       6.591       6.569       6.560       6.545       6.534
    100-06+        6.544       6.585       6.562       6.552       6.536       6.523
    100-07         6.536       6.580       6.555       6.544       6.527       6.513
    100-07+        6.527       6.574       6.548       6.536       6.518       6.503

First Payment      1.486       2.736       1.819       1.653       1.403       1.236
Average Life       2.010       3.313       2.426       2.168       1.864       1.671
Last Payment       2.569       3.903       3.069       2.736       2.403       2.153
Mod.Dur. @ 100-00  1.825       2.887       2.174       1.958       1.701       1.534

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOU PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

                Preliminary Marketing and Computational Materials
                      Flagship Auto Receivables Owner Trust
                        Asset-Backed Notes, Series 1999-2

BOND A3 AAA/Aaa CLASS

*** TO MATURITY ***

 CURRENT BALANCE: $43,000,000.00                                                  DATED DATE: 11/23/99
                                                                               FIRST PAYMENT: 12/18/99
ORIGINAL BALANCE: $43,000,000.00                 BOND A3 BE-YIELD TABLE     YIELD TABLE DATE: 11/23/99
                                                      PREPAYMENT SPEED

                    1.5%       0.00%       1.00%       1.30%       1.70%       2.00%
     PRICE           ABS         ABS         ABS         ABS         ABS         ABS
     99-24         6.930       6.905       6.917       6.924       6.937       6.948
     99-24+        6.924       6.900       6.912       6.919       6.931       6.941
     99-25         6.918       6.896       6.907       6.913       6.924       6.934
     99-25+        6.912       6.892       6.902       6.908       6.918       6.927
     99-26         6.907       6.887       6.897       6.902       6.911       6.920
     99-26+        6.901       6.883       6.892       6.897       6.905       6.913
     99-27         6.895       6.879       6.887       6.891       6.899       6.906
     99-27+        6.889       6.874       6.881       6.885       6.892       6.899

     99-28         6.883       6.870       6.876       6.880       6.886       6.892
     99-28+        6.877       6.866       6.871       6.874       6.880       6.885
     99-29         6.871       6.861       6.866       6.869       6.873       6.878
     99-29+        6.865       6.857       6.861       6.863       6.867       6.871
     99-30         6.859       6.853       6.856       6.858       6.861       6.864
     99-30+        6.853       6.848       6.851       6.852       6.854       6.857
     99-31         6.847       6.844       6.846       6.847       6.848       6.849
     99-31+        6.841       6.840       6.841       6.841       6.842       6.842

    100-00         6.835       6.835       6.835       6.835       6.835       6.835
    100-00+        6.830       6.831       6.830       6.830       6.829       6.828
    100-01         6.824       6.827       6.825       6.824       6.823       6.821
    100-01+        6.818       6.822       6.820       6.819       6.816       6.814
    100-02         6.812       6.818       6.815       6.813       6.810       6.807
    100-02+        6.806       6.814       6.810       6.808       6.804       6.800
    100-03         6.800       6.810       6.805       6.802       6.797       6.793
    100-03+        6.794       6.805       6.800       6.797       6.791       6.786

    100-04         6.788       6.801       6.795       6.791       6.785       6.779
    100-04+        6.782       6.797       6.790       6.785       6.779       6.772
    100-05         6.776       6.792       6.784       6.780       6.772       6.765
    100-05+        6.770       6.788       6.779       6.774       6.766       6.758
    100-06         6.764       6.784       6.774       6.769       6.760       6.751
    100-06+        6.759       6.779       6.769       6.763       6.753       6.744
    100-07         6.753       6.775       6.764       6.758       6.747       6.737
    100-07+        6.747       6.771       6.759       6.752       6.741       6.730

First Payment      2.569       3.903       3.069       2.736       2.403       2.153
Average Life       3.009       4.303       3.550       3.229       2.795       2.496
Last Payment       3.569       4.736       4.153       3.819       3.319       2.903
Mod.Dur. @ 100-00  2.639       3.622       3.060       2.812       2.469       2.226

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOU PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

                Preliminary Marketing and Computational Materials
                      Flagship Auto Receivables Owner Trust
                        Asset-Backed Notes, Series 1999-2

BOND A4 AAA/Aaa CLASS

*** TO MATURITY ***

 CURRENT BALANCE: $30,000,000.00                                                  DATED DATE: 11/23/99
                                                                               FIRST PAYMENT: 12/18/99
ORIGINAL BALANCE: $30,000,000.00                 BOND A4 BE-YIELD TABLE     YIELD TABLE DATE: 11/23/99
                                                      PREPAYMENT SPEED

                    1.5%       0.00%       1.00%       1.30%       1.70%       2.00%
     PRICE           ABS         ABS         ABS         ABS         ABS         ABS
     99-24         7.068       7.055       7.060       7.064       7.073       7.082
     99-24+        7.063       7.051       7.056       7.060       7.068       7.077
     99-25         7.059       7.047       7.052       7.055       7.063       7.072
     99-25+        7.054       7.043       7.048       7.051       7.058       7.066
     99-26         7.050       7.040       7.044       7.047       7.054       7.061
     99-26+        7.045       7.036       7.040       7.042       7.049       7.055
     99-27         7.041       7.032       7.036       7.038       7.044       7.050
     99-27+        7.036       7.028       7.031       7.034       7.039       7.044

     99-28         7.031       7.025       7.027       7.029       7.034       7.039
     99-28+        7.027       7.021       7.023       7.025       7.029       7.033
     99-29         7.022       7.017       7.019       7.021       7.024       7.028
     99-29+        7.018       7.013       7.015       7.016       7.019       7.022
     99-30         7.013       7.010       7.011       7.012       7.014       7.017
     99-30+        7.009       7.006       7.007       7.008       7.010       7.011
     99-31         7.004       7.002       7.003       7.003       7.005       7.006
     99-31+        6.999       6.999       6.999       6.999       7.000       7.000

    100-00         6.995       6.995       6.995       6.995       6.995       6.995
    100-00+        6.990       6.991       6.991       6.991       6.990       6.989
    100-01         6.986       6.987       6.987       6.986       6.985       6.984
    100-01+        6.981       6.984       6.983       6.982       6.980       6.978
    100-02         6.977       6.980       6.979       6.978       6.975       6.973
    100-02+        6.972       6.976       6.975       6.973       6.970       6.968
    100-03         6.968       6.973       6.971       6.969       6.966       6.962
    100-03+        6.963       6.969       6.966       6.965       6.961       6.957

    100-04         6.958       6.965       6.962       6.960       6.956       6.951
    100-04+        6.954       6.961       6.958       6.956       6.951       6.946
    100-05         6.949       6.958       6.954       6.952       6.946       6.940
    100-05+        6.945       6.954       6.950       6.948       6.941       6.935
    100-06         6.940       6.950       6.946       6.943       6.936       6.929
    100-06+        6.936       6.946       6.942       6.939       6.932       6.924
    100-07         6.931       6.943       6.938       6.935       6.927       6.918
    100-07+        6.927       6.939       6.934       6.930       6.922       6.913

First Payment      3.569       4.736       4.153       3.819       3.319       2.903
Average Life       4.056       5.139       4.643       4.330       3.752       3.299
Last Payment       4.819       5.569       5.403       5.153       4.403       3.736
Mod.Dur. @ 100-00  3.427       4.194       3.849       3.626       3.202       2.859

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOU PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

                Preliminary Marketing and Computational Materials
                      Flagship Auto Receivables Owner Trust
                        Asset-Backed Notes, Series 1999-2

                             Collateral Information

The collateral information presented herein is based on the collateral pool as of September 30, 1999. Additional collateral will be accumulated before the Closing Date to reach the Initial Collateral Balance. The characteristics of such additional collateral are not expected to be materially different from the collateral information presented herein.

Note: Percentages may not add to 100% due to rounding.

                                  GROSS COUPON

                                                                              Percentage of
                                                               Aggregate      Cut-Off Date
                                  Number of   Percentage of     Unpaid          Aggregate
              Gross                 Auto          Auto         Principal        Principal
              Coupon                Loans         Loans         Balance          Balance
 8.000% < Gross Coupon <=  8.500%       2           .01           $21,746.64        .01
 8.500% < Gross Coupon <=  9.000%      15           .10          $191,867.09        .08
 9.000% < Gross Coupon <=  9.500%       8           .05          $135,186.09        .06
 9.500% < Gross Coupon <= 10.000%     191          1.28        $2,974,745.90       1.29
10.000% < Gross Coupon <= 10.500%     159          1.07        $2,480,485.36       1.07
10.500% < Gross Coupon <= 11.000%     238          1.60        $3,860,997.35       1.67
11.000% < Gross Coupon <= 11.500%     378          2.54        $6,651,391.77       2.87
11.500% < Gross Coupon <= 12.000%     557          3.74        $9,692,829.92       4.19
12.000% < Gross Coupon <= 12.500%     601          4.03       $10,772,730.47       4.65
12.500% < Gross Coupon <= 13.000%     982          6.59       $15,563,673.54       6.72
13.000% < Gross Coupon <= 13.500%   1,386          9.30       $21,842,493.33       9.44
13.500% < Gross Coupon <= 14.000%   1,086          7.29       $18,168,744.61       7.85
14.000% < Gross Coupon <= 14.500%   1,070          7.18       $18,398,842.55       7.95
14.500% < Gross Coupon <= 15.000%   1,074          7.21       $16,538,989.46       7.14
15.000% < Gross Coupon <= 15.500%     796          5.34       $12,818,339.40       5.54
15.500% < Gross Coupon <= 16.000%   1,251          8.39       $19,502,249.73       8.42
16.000% < Gross Coupon <= 16.500%   1,203          8.07       $17,093,602.53       7.38
16.500% < Gross Coupon <= 17.000%   1,040          6.98       $15,003,241.41       6.48
17.000% < Gross Coupon <= 17.500%     667          4.48       $10,486,057.97       4.53
17.500% < Gross Coupon <= 18.000%   1,688         11.33       $23,095,458.79       9.98
18.000% < Gross Coupon <= 18.500%     119           .80        $1,727,032.00        .75
18.500% < Gross Coupon <= 19.000%     131           .88        $1,567,610.54        .68
19.000% < Gross Coupon <= 19.500%      50           .34          $613,376.95        .26
19.500% < Gross Coupon <= 20.000%     111           .74        $1,302,921.84        .56
20.000% < Gross Coupon <= 20.500%      19           .13          $227,187.29        .10
20.500% < Gross Coupon <= 21.000%      30           .20          $298,473.56        .13
21.000% < Gross Coupon <= 21.500%       7           .05           $64,523.37        .03
21.500% < Gross Coupon <= 22.000%      22           .15          $178,078.83        .08
22.000% < Gross Coupon <= 22.500%      14           .09          $148,710.09        .06
22.500% < Gross Coupon <= 23.000%       4           .03           $36,520.63        .02
23.000% < Gross Coupon <= 23.500%       1           .01            $6,563.14        .00
23.500% < Gross Coupon <= 24.000%       2           .01           $12,448.50        .01
24.000% < Gross Coupon <= 24.500%       1           .01            $6,646.85        .00
-----------------------------------------------------------------------------------------
Total....                          14,903       100.00%      $231,483,767.50    100.00%
=========================================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOU PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

                Preliminary Marketing and Computational Materials
                      Flagship Auto Receivables Owner Trust
                        Asset-Backed Notes, Series 1999-2

                             GEOGRAPHIC DISTRIBUTION

                                                         Percentage of
                                          Aggregate       Cut-Off Date
           Number of   Percentage of       Unpaid           Aggregate
              Auto          Auto          Principal         Principal
 State       Loans         Loans           Balance           Balance

AA (*)           1           .01           $12,589.31        .01
AE (*)           1           .01           $29,449.76        .01
AK               1           .01           $15,079.85        .01
AL               7           .05          $122,411.75        .05
AR              29           .19          $501,504.40        .22
AZ             551          3.70        $9,563,371.13       4.13
CA             904          6.07       $16,419,632.95       7.09
CO              72           .48        $1,154,685.33        .50
CT               6           .04           $80,240.61        .03
DC              93           .62        $1,479,067.35        .64
DE             229          1.54        $3,494,739.73       1.51
FL           1,001          6.72       $13,931,336.61       6.02
GA           1,019          6.84       $17,479,583.39       7.55
IA               2           .01           $38,145.43        .02
ID               1           .01           $20,634.87        .01
IL               7           .05          $100,904.54        .04
IN               6           .04           $85,311.92        .04
KS              70           .47        $1,018,508.82        .44
KY               3           .02           $35,255.49        .02
LA              51           .34          $883,515.74        .38
MA               2           .01           $26,986.43        .01
MD           1,779         11.94       $26,847,208.62      11.60
MI              25           .17          $324,771.11        .14
MN               1           .01           $13,338.45        .01
MO              70           .47        $1,285,361.61        .56
MS               2           .01           $39,891.93        .02
MT               1           .01           $20,063.94        .01
NC           2,993         20.08       $47,537,521.76      20.54
ND               2           .01           $42,078.69        .02
NE               1           .01           $11,533.24        .00
NJ             425          2.85        $6,194,244.36       2.68
NM               4           .03           $73,446.42        .03
NV               6           .04           $98,838.03        .04
NY             498          3.34        $7,085,919.09       3.06
OH               8           .05          $110,540.36        .05
OK             964          6.47       $15,701,284.87       6.78
OR               3           .02           $38,284.55        .02
PA             617          4.14        $9,048,242.61       3.91
PR               1           .01           $13,556.69        .01
RI               1           .01           $12,566.23        .01
SC             640          4.29        $9,619,510.70       4.16
SD               1           .01           $18,509.87        .01
TN              36           .24          $632,214.43        .27
TX           2,157         14.47       $31,426,083.39      13.58
VA             580          3.89        $8,302,130.41       3.59
WA               6           .04          $101,316.28        .04
WI               2           .01           $30,428.73        .01
WV              21           .14          $316,146.07        .14
WY               3           .02           $45,779.65        .02
-------------------------------------------------------------------------
Total....   14,903       100.00%      $231,483,767.50       100.00%
=========================================================================
(*) Military address

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOU PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

                Preliminary Marketing and Computational Materials
                      Flagship Auto Receivables Owner Trust
                        Asset-Backed Notes, Series 1999-2

                    REMAINING TERM TO SCHEDULED MATURITY DATE

                                                                      Percentage of
                                                          Aggregate   Cut-Off Date
                           Number of   Percentage of        Unpaid     Aggregate
    Remaining Term to        Auto          Auto           Principal    Principal
 Scheduled Maturity Date    Loans         Loans            Balance      Balance
  0 < Rem Term <=  12            3           .02            $7,753.89       .00
 12 < Rem Term <=  24           51           .34          $253,684.18       .11
 24 < Rem Term <=  36          336          2.25        $2,457,412.59      1.06
 36 < Rem Term <=  48        1,430          9.60       $14,767,298.40      6.38
 48 < Rem Term <=  60        6,229         41.80       $84,483,036.71     36.50
 60 < Rem Term <=  72        6,854         45.99      $129,514,581.73     55.95
-----------------------------------------------------------------------------------
Total....                   14,903       100.00%      $231,483,767.50   100.00%
===================================================================================

                                ORIGINATION DATE

                                                                            Percentage of
                                                              Aggregate      Cut-Off Date
                                Number of   Percentage of      Unpaid          Aggregate
                                   Auto          Auto         Principal        Principal
        Origination Date          Loans         Loans          Balance          Balance
July 1997                             1           .01          $11,308.31         .00
September 1997                        2           .01          $26,621.24         .01
October 1997                          1           .01             $586.44         .00
November 1997                         8           .05          $59,124.45         .03
December 1997                        53           .36         $549,647.27         .24
January 1998                         17           .11         $158,516.02         .07
February 1998                        21           .14         $211,850.46         .09
March 1998                           33           .22         $325,143.07         .14
April 1998                           38           .25         $408,933.14         .18
May 1998                             28           .19         $291,159.37         .13
June 1998                            23           .15         $280,431.14         .12
July 1998                            33           .22         $386,912.66         .17
August 1998                          30           .20         $407,060.34         .18
September 1998                       37           .25         $458,460.46         .20
October 1998                         44           .30         $559,644.83         .24
November 1998                        39           .26         $478,691.18         .21
December 1998                        99           .66       $1,326,406.70         .57
January 1999                        326          2.19       $5,099,280.58        2.20
February 1999                       856          5.74      $12,467,188.65        5.39
March 1999                          952          6.39      $14,916,980.18        6.44
April 1999                        2,466         16.55      $36,981,009.15       15.98
May 1999                          2,552         17.12      $39,426,351.86       17.03
June 1999                         2,673         17.94      $42,428,842.67       18.33
July 1999                         2,325         15.60      $37,708,508.00       16.29
August 1999                       1,861         12.49      $30,123,506.79       13.01
September 1999                      385          2.58       $6,391,602.54        2.76
-----------------------------------------------------------------------------------------
Total.....                       14,903       100.00%     $231,483,767.50     100.00%
=========================================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOU PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

                Preliminary Marketing and Computational Materials
                      Flagship Auto Receivables Owner Trust
                        Asset-Backed Notes, Series 1999-2

                    ORIGINAL TERM TO SCHEDULED MATURITY DATE

                                                                             Percentage of
                                                               Aggregate      Cut-Off Date
                                  Number of   Percentage of     Unpaid          Aggregate
       Original Term to                Auto        Auto        Principal       Principal
    Scheduled Maturity Date           Loans       Loans         Balance          Balance
12  < Original Maturity <=  24       28           .19          $142,682.95        .06
24  < Original Maturity <=  36      249          1.67        $1,684,544.46        .73
36  < Original Maturity <=  48    1,084          7.27       $10,401,445.27       4.49
48  < Original Maturity <=  60    6,346         42.58       $84,335,432.12      36.43
60  < Original Maturity <=  72    7,196         48.29      $134,919,662.70      58.28
-----------------------------------------------------------------------------------------
Total....                        14,903       100.00%      $231,483,767.50    100.00%
=========================================================================================

                              MODEL YEAR OF VEHICLE

                                                       Percentage of
                                        Aggregate       Cut-Off Date
           Number of    Percentage of    Unpaid           Aggregate
              Auto         Auto         Principal         Principal
Year         Loans         Loans         Balance           Balance

1990             6           .04          $33,243.30         .01
1991            47           .32         $325,669.54         .14
1992           186          1.25       $1,418,905.41         .61
1993           429          2.88       $3,878,812.24        1.68
1994           713          4.78       $7,393,919.35        3.19
1995         1,568         10.52      $18,521,528.42        8.00
1996         2,594         17.41      $35,997,858.90       15.55
1997         2,744         18.41      $41,994,504.96       18.14
1998         2,521         16.92      $41,578,419.99       17.96
1999         3,881         26.04      $75,711,239.66       32.71
2000           214          1.44       $4,629,665.73        2.00
--------------------------------------------------------------------
Total....   14,903       14,903      $231,483,767.50     100.00%
====================================================================

                               CURRENT LOAN AMOUNT

                                                                             Percentage of
                                                               Aggregate      Cut-Off Date
                                 Number of   Percentage of      Unpaid         Aggregate
             Current                Auto         Auto          Principal       Principal
           Loan Amount             Loans         Loans          Balance         Balance
        0.01 -  5,000.00             144           .97          $501,582.43        .22
    5,000.01 - 10,000.00           2,045         13.72       $16,900,465.50       7.30
   10,000.01 - 15,000.00           5,188         34.81       $65,227,765.53      28.18
   15,000.01 - 20,000.00           4,474         30.02       $77,490,720.57      33.48
   20,000.01 - 25,000.00           2,293         15.39       $50,500,829.14      21.82
   25,000.01 - 30,000.00             665          4.46       $17,877,913.42       7.72
   30,000.01 - 35,000.00              90           .60        $2,839,463.55       1.23
   35,000.01 - 40,000.00               4           .03          $145,027.36        .06
------------------------------------------------------------------------------------------
Total....                         14,903       100.00%      $231,483,767.50    100.00%
==========================================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOU PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

                Preliminary Marketing and Computational Materials
                      Flagship Auto Receivables Owner Trust
                        Asset-Backed Notes, Series 1999-2

                              ORIGINAL LOAN AMOUNT

                                                                             Percentage of
                                                              Aggregate      Cut-Off Date
                                 Number of   Percentage of     Unpaid          Aggregate
            Original                Auto         Auto         Principal        Principal
           Loan Amount             Loans         Loans         Balance          Balance
           0.01 -  5,000.00          42           .28          $158,923.14        .07
       5,000.01 - 10,000.00       1,702         11.42       $13,230,184.77       5.72
      10,000.01 - 15,000.00       5,004         33.58       $60,334,300.97      26.06
      15,000.01 - 20,000.00       4,620         31.00       $77,119,918.54      33.32
      20,000.01 - 25,000.00       2,581         17.32       $55,061,118.63      23.79
      25,000.01 - 30,000.00         806          5.41       $21,017,993.20       9.08
      30,000.01 - 35,000.00         138           .93        $4,211,745.75       1.82
      35,000.01 - 40,000.00          10           .07          $349,582.50        .15
------------------------------------------------------------------------------------------
Total....                         14,903       100.00%      $231,483,767.50    100.00%
==========================================================================================

                                NEW/USED VEHICLE

                                                       Percentage of
                                       Aggregate       Cut-Off Date
           Number of   Percentage of    Unpaid           Aggregate
             Auto          Auto        Principal          Principal
New/Used     Loans         Loans        Balance           Balance

New          3,918         26.29     $76,800,782.86        33.18
Used        10,985         73.71    $154,682,984.64        66.82
-------------------------------------------------------------------------
Total....   14,903       100.00%    $231,483,767.50      100.00%
=========================================================================

                               BORROWER FICO RANGE

                                                                   Percentage of
                                                       Aggregate    Cut-Off Date
                        Number of   Percentage of       Unpaid       Aggregate
                            Auto        Auto           Principal     Principal
     FICO Range           Loans         Loans           Balance       Balance

  400 < FICO <=  425          1           .01         $15,232.37         .01
  425 < FICO <=  450          1           .01         $12,118.56         .01
  450 < FICO <=  475          9           .06         $99,000.36         .04
  475 < FICO <=  500         34           .23        $403,854.22         .17
  500 < FICO <=  525        129           .87      $1,477,283.21         .64
  525 < FICO <=  550        522          3.50      $5,975,359.44        2.58
  550 < FICO <=  575        810          5.44      $9,899,775.47        4.28
  575 < FICO <=  600      2,212         14.84     $32,685,125.01       14.12
  600 < FICO <=  625      3,141         21.08     $48,888,503.52       21.12
  625 < FICO <=  650      3,356         22.52     $55,150,701.84       23.82
  650 < FICO <=  675      2,372         15.92     $39,412,811.58       17.03
  675 < FICO <=  700      1,082          7.26     $17,818,637.37        7.70
  700 < FICO <=  725        603          4.05     $10,101,039.43        4.36
  725 < FICO <=  750        328          2.20      $5,230,352.41        2.26
  750 < FICO <=  800        271          1.82      $3,899,132.79        1.68
  800 < FICO <=  850         31           .21        $400,703.88         .17
  850 < FICO                  1           .01         $14,136.04         .01
--------------------------------------------------------------------------------

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOU PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

                Preliminary Marketing and Computational Materials
                      Flagship Auto Receivables Owner Trust
                        Asset-Backed Notes, Series 1999-2

Total....                14,903       100.00%    $231,483,767.50      100.00%
================================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOU PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.